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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO. 5 )

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
[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              REALTY REFUND TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                                                 [LOGO]
                      Realty ReFund Trust/1385 Eaton Center/1111 Superior Avenue
                                  Cleveland, Ohio 44114/216-771-7663
                                             Fax/216-861-4929


                                    AMENDMENT

                                       TO

                                 PROXY STATEMENT

                                      DATED

                                DECEMBER 26, 1997


         The Proxy Statement of Realty ReFund Trust (the "Trust"), dated December 26, 1997, is hereby amended by the deletion of the third paragraph of the Notice of Annual Meeting of Shareholders and the substitution of the following in the place thereof:

         "The Trust's Second Amended and Restated Declaration of Trust and the Trust's 1997 Stock Incentive and Option Plan will not be implemented unless the Formation Transactions are approved, ratified and consummated. The Formation Transactions may be approved, ratified and consummated, in the discretion of the Trustees, irrespective of the approval of the Trust's Second Amended and Restated Declaration of Trust and the Trust's 1997 Stock Incentive and Option Plan."

This Amendment to Proxy Statement was first mailed to Shareholders on January 15, 1998.


                               REALTY REFUND TRUST

                                                                January 15, 1998


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                                                 [LOGO]
                      Realty ReFund Trust/1385 Eaton Center/1111 Superior Avenue
                                   Cleveland, Ohio 44114/216-771-7663
                                           Fax/ 216-861-4929



                                January 15, 1998





Dear Realty ReFund Trust Shareholder:

Enclosed for your information is an Amendment to Proxy Statement which clarifies the approvals necessary for implementation of the Formation Transactions between the Trust and Hospitality Corporation International. Approval of the Proposal to adopt the Trust's Second Amended and Restated Declaration of Trust requires that two-thirds of the outstanding shares of the Trust vote in favor.

As set forth in the Proxy Statement, the Trust's Board of Trustees unanimously endorse the Formation Transactions as well as the other Proposals set forth in the Proxy Statement and believe that approval of the Proposals is in the best interests of shareholders.

YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE! Therefore, if you have not already done so, we urge you to vote promptly.

If you have any questions, please feel free to call our proxy solicitor, Corporate Investor Communications, Inc. at
1-800-206-0253.



                               REALTY REFUND TRUST